UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

Amendment No. 3

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  March 28, 2008

ImageWare Systems, Inc.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-15757	33-0224167
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10883 Thornmint Road

San Diego, California 92127

(Address of Principal Executive Offices, Including Zip Code)

858-673-8600

(Registrant’s telephone number, including area code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

As previously reported in a Current Report on Form 8-K filed on December 21, 2007 (the “Initial Form 8-K”), ImageWare Systems, Inc. (the “Company”) completed the purchase of certain assets (the “Acquired Assets”) of Sol Logic, Inc. (“Sol Logic”) pursuant to an Asset Purchase Agreement, dated December 19, 2007 (the “Purchase Agreement”), entered into by and among the Company, Sol Logic, Frank Mitchell, a shareholder of Sol Logic, and Wink Jones, as Sol Logic’s representative (the “Representative”).

On March 6, 2008, the Company filed Amendment No. 1 on Form 8-K/A to the Initial Form 8-K (the “First Amended Form 8-K”) reporting that the Company entered into an oral agreement with the Representative to amend the Purchase Agreement to adjust the purchase price of the Acquired Assets and provide for related payment terms (the “Oral Agreement”).

On March 12, 2008, the Company filed Amendment No. 2 on Form 8-K/A to the Initial Form 8-K (the “Second Amended Form 8-K”) updating certain information set forth under Items 1.01, 2.01 and 3.02 of the First Amended Form 8-K relating to the shares of the Company’s common stock (“Common Stock”) to be held in escrow and the additional shares of Common Stock to be registered by the Company in connection with the Oral Agreement.

This Amendment No. 3 on Form 8-K/A is being filed to (i) disclose the execution of the definitive agreement relating the terms of the Oral Agreement, (ii) update certain information under Items 1.01, 2.01 and 3.02 of the Second Amended Form 8-K relating to the terms of the definitive agreement amending the Purchase Agreement and the related amendment to the Registration Rights Agreement, entered into by and among the Company, Sol Logic, and the Representative on December 19, 2007 (the “Rights Agreement”), and (iii) update Item 8.01 of the Initial Form 8-K.  The information provided herein shall supersede the information previously reported in Items 1.01, 2.01 and 3.02 of the Second Amended Form 8-K and Item 8.01 of the Initial Form 8-K.  There are no changes to Item 9.01 of the Second Amended Form 8-K.

Item 1.01 Entry into a Material Definitive Agreement

On March 28, 2008, the Company entered into Amendment No. 1 to Asset Purchase Agreement with the Representative (the “Purchase Agreement Amendment”) to amend the Purchase Agreement.  The Purchase Agreement Amendment provides that in consideration for the Acquired Assets, the Company shall issue to Sol Logic an aggregate of 677,940 shares of restricted Common Stock (the “Initial Shares”). Of these shares, 467,545 were issued to Sol Logic on December 19, 2007, the date of the Purchase Agreement. The remaining 210,395 shares were issued to Sol Logic upon execution of the Purchase Agreement Amendment.  In addition, in the event the Company’s revenues on certain specified products set forth in the Purchase Agreement Amendment either equal or exceed $3,000,000 for the six-month period commencing on March 6, 2008 and ending on September 6, 2008 or equal or exceed $5,000,000 for the eighteen-month period commencing on March 6, 2008 and ending on September 6, 2009, the Company will be obligated to issue that number of additional shares of Common Stock (the “Additional Shares” and together with the Initial Shares, the “Shares”) obtained by dividing $1,921,924 by the greater of $1.10 or the volume weighted average closing price of the Company’s common stock over the 20 trading-day period immediately prior to the date the Additional Shares are issued, subject to the terms of the escrow described below.  Pursuant to the Purchase Agreement Amendment, the maximum number of Additional Shares that may be issued are 1,747,204.

Concurrently with the execution of the Purchase Agreement Amendment, the Company entered into Amendment No. 1 to Registration Rights Agreement (the “Rights Agreement Amendment”) to amend the Rights Agreement.  Under the terms of the Rights Agreement Amendment, the Company will register an additional 371,755 of the Initial Shares, for a total of 677,940 shares of Common Stock, for resale by Sol Logic.

In the event any Additional Shares become issuable pursuant to the Purchase Agreement Amendment, approximately 47.5% of these shares will be deposited by the Company into an escrow account to satisfy any indemnification and reimbursement claims of the Company, and the remaining shares will be issued directly to Sol Logic.

Item 2.01 Completion of Acquisition or Disposition of Assets

The information disclosed under Item 1.01 of this Current Report on Form 8-K/A with respect to the execution of the Purchase Agreement Amendment is incorporated by reference into this Item 2.01 in its entirety.

Item 3.02 Unregistered Sale of Equity Securities

The disclosures made in response to Items 1.01 and 2.01 above are incorporated herein by reference.

The issuance of shares of restricted Common Stock in consideration for the acquisition of certain assets of Sol Logic are exempt from registration requirements of the Securities Act of 1933 (the “Act”) pursuant to Section 4(2) of the Act and/or Regulation D promulgated thereunder.

Item 8.01 Other Events

The issuance of the Shares pursuant to the terms of the Purchase Agreement Amendment referenced in Item 1.01 above will not increase the Company’s shareholders’ equity to more than $6,000,000 and thus, the Company believes that it will not be in compliance with Section 1003(a)(iii) of The American Stock Exchange (“AMEX”) Company Guide (the “Company Guide”), which provides that AMEX will normally consider suspending dealings in, or removing from the list, securities of a company which sustains net losses in its five most recent fiscal years and has shareholders’ equity of less than $6,000,000, unless the company has total market capitalization of at least $50,000,000, or total assets and revenue of $50,000,000.

The information in this Item 8.01 of Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Act or the Exchange Act, except as expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

Not required.

(b) Pro Forma Financial Information.

Not required.

(d) Exhibits

Exhibit#	Description
4.1	Amendment No. 1 to Registration Rights Agreement, dated March 28, 2008, by and among the Company, Sol Logic, and the Representative.
10.1	Amendment No. 1 to Asset Purchase Agreement, dated March 28, 2008, by and between the Company and the Representative.

This Current Report on Form 8-K/A may contain forward-looking statements made pursuant to the “safe harbor’’ provisions of the Private Securities Litigation Reform Act of 1995.  Such statements include, without limitation, statements made with respect to the Company’s issuance of the Additional Shares and the Company’s belief that it will not be in compliance with Section 1003(a)(iii) of the Company Guide.  Although the Company believes the statements contained herein to be accurate as of the date they were made, it can give no assurance that such expectations will prove to be correct. The Company undertakes no obligation to update these forward-looking statements.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: March 31, 2008
	By:	/s/ Wayne G. Wetherell
Wayne G. Wetherell
Chief Financial Officer

Exhibit Index

Exhibit#	Description
4.1	Amendment No. 1 to Registration Rights Agreement, dated March 28, 2008, by and among the Company, Sol Logic, and the Representative.
10.1	Amendment No. 1 to Asset Purchase Agreement, dated March 28, 2008, by and between the Company and the Representative.